UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2012

TRONOX LIMITED

(Exact name of registrant as specified in its charter)

Western Australia, Australia	1-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Stamford Plaza

263 Tresser Boulevard, Suite 1100

Stamford, Connecticut 06901

(Address of principal executive offices, including Zip Code)

(203) 705-3800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Issuance of Senior Notes due 2020

On August 20, 2012, Tronox Finance LLC, a Delaware limited liability company (the “Issuer”), a wholly owned subsidiary of Tronox Limited (“Tronox” or the “Company”) completed a private placement offering of $900 million in aggregate principal amount of 6.375% senior notes due 2020 (the “Notes”). The Notes were offered and sold by the Issuer in reliance on an exemption pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

In connection with the issuance of the Notes, the following agreements were entered into: (i) an Indenture, dated as of August 20, 2012 (the “Indenture”), between the Issuer, the Company, the other guarantors named therein (the “Guarantors”) and the Trustee regarding the issuance of the Notes; and (ii) a Registration Rights Agreement (the “Registration Rights Agreement”) dated as of August 20, 2012 among the Issuer, Tronox, the Guarantors and the several initial purchasers of the Notes.

Indenture

The Indenture, and the form of Notes provides, among other things, that the Notes will be senior unsecured obligations of the Issuer. Interest is payable on the Notes on February 15 and August 15 of each year beginning on February 15, 2013 until their maturity date of August 15, 2020. The terms of the Indenture, among other things, limit, in certain circumstances, the ability of Tronox to: incur, assume or guarantee additional indebtedness; issue redeemable stock and preferred stock; pay dividends or distributions or redeem or repurchase capital stock; prepay, redeem or repurchase certain debt; make loans and investments; incur liens; restrict dividends, loans or asset transfers from its subsidiaries; sell or otherwise dispose of assets, including capital stock of subsidiaries; consolidate or merge with or into, or sell substantially all of its assets to, another person; enter into transactions with affiliates; and enter into new lines of business.

The Notes will be guaranteed, jointly and severally, on a senior unsecured basis, by Tronox and all of the subsidiaries of Tronox that guarantee any obligations under Tronox’s credit facilities on the date the Notes were issued. From and after August 20, 2012, if Tronox or any of its Restricted Subsidiaries (as defined in the Indenture) acquires or creates another wholly-owned Subsidiary (as defined in the Indenture) which is not an Excluded Subsidiary (as defined in the Indenture) that guarantees certain debt of the Issuer, Tronox or a Guarantor, such newly acquired or created subsidiary will also guarantee the Notes.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the Indenture; any guarantee of a significant subsidiary ceasing to be in full force and effect; a default by the Issuer, Tronox or a Restricted Subsidiary (as defined in the Indenture) under any bonds, debentures, notes or other evidences of indebtedness of a certain amount, resulting in its acceleration; the rendering of judgments to pay certain amounts of money against Tronox and its significant subsidiaries which remains outstanding for 60 days; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

At any time prior to August 15, 2015, the Issuer may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount thereof plus a make-whole premium and accrued and unpaid interest up to, but excluding, the redemption date. The Issuer may also redeem some or all of the Notes on and after August 15, 2015, at a redemption price of 104.781% of the principal amount thereof if redeemed during the twelve-month period beginning on September 1, 2015, 103.188% of the principal amount thereof if redeemed during the twelve-month period beginning on September 1, 2016, 101.594% of the principal amount thereof if redeemed during the twelve month period beginning on September 1, 2017 and 100% of the principal amount thereof if redeemed on or after September 1, 2018, plus any accrued and unpaid interest, and any Additional Interest (as defined below), if any, to the redemption date. In addition, prior to August 15, 2015, Tronox may redeem up to 35% of the Notes from the proceeds of certain equity offerings. If Tronox experiences certain changes of control specified in the Indenture, it must offer to purchase the Notes at a redemption price equal to 101% of the principal amount thereof plus accrued and unpaid interest and Additional Interest (as defined below), if any, up to, but excluding, the redemption date.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Issuer, Tronox and the Guarantors agreed to use commercially reasonable efforts (i) to file an exchange offer registration statement with the SEC, (ii) to cause such exchange offer registration statement to become effective, (iii) to consummate a registered offer to exchange the Notes for new exchange notes having terms substantially identical in all material respects to the Notes (except that the new exchange notes will not contain terms with respect to Additional Interest or transfer restrictions) pursuant to such exchange offer registration statement on or prior to the date that is 390 days after Closing date and (iv) under certain circumstances, to file a shelf registration statement with respect to resales of the Notes. If Tronox does not consummate the exchange offer (or the shelf registration statement ceases to be effective or usable, if applicable) as provided in the Registration Rights Agreement, it will be required to pay additional interest with respect to the Notes (“Additional Interest”), in an amount beginning at 0.25% per annum and increasing at 90-day intervals up to a maximum amount of 1.00%, until all registration defaults have been cured.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

In connection with the issuance of the Notes, the Company, the Issuer and the Guarantors entered into a purchase agreement (the “Purchase Agreement”) with Goldman Sachs & Co., Credit Suisse Securities (USA) LLC and UBS Securities LLC (the “Initial Purchasers”) pursuant to which the Notes were sold. Pursuant to the Purchase Agreement, the Company, the Issuer and the Guarantors indemnified the Initial Purchasers for liabilities and claims arising from mistatements and omissions in the offering document used to market the Notes.

In addition, on August 20, 2012, Tronox issued a press release announcing the issuance of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2012

TRONOX LIMITED

By:	/s/ Michael J. Foster
Michael J. Foster
Senior Vice President - General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated August 20, 2012.

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